UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☑                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EASTMAN CHEMICAL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD IN LIEU OF PAPER PROXY MATERIALS – PG. 1]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EASTMAN CHEMICAL COMPANY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2015

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2015 Annual Meeting of Stockholders will be held at the Cumberland Amphitheatre of the MeadowView Marriott Conference Resort and Convention Center, 1901 Meadowview Parkway, Kingsport, Tennessee 37660, on May 7, 2015, at 11:30 a.m. If you need directions to the Annual Meeting, please call 1-423-229-4647.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

•  Election of directors: Humberto P. Alfonso, Gary E. Anderson, Brett D. Begemann, Michael P. Connors, Mark J. Costa, Stephen R. Demeritt, Robert M. Hernandez, Julie F. Holder, Renée J. Hornbaker, Lewis M. Kling, and David W. Raisbeck.

•  Advisory approval of executive compensation as disclosed in the proxy statement.

•  Ratification of appointment of PricewaterhouseCoopers LLP as independent auditors.

•  Consideration of any other business that is properly brought before the meeting or any adjournment of the meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that stockholders vote FOR all of the director nominees, FOR advisory approval of the compensation of the named executive officers as disclosed in the proxy statement, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following proxy materials can be viewed at www.ViewMaterial.com/EMN:

•    2015 Proxy Statement

•    2014 Annual Report

If you want to receive a paper or e-mail copy of those documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 23, 2015 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the 11-digit control number located by the arrow in the box below.

1.     Call the toll-free telephone number, 1-800-516-1564, and follow the instructions provided, or

2.     Access the website www.SendMaterial.com and follow the instructions provided, or

3.     Send an e-mail to papercopy@SendMaterial.com with your control number (located by the arrow in the box below) in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this annual meeting only.

To vote your Eastman Chemical Company shares, you can attend the Annual Meeting of Stockholders and vote in person, or you can:
1.	Go to www.ViewMaterial.com/EMN
2.	Click on the icon to vote your shares.
3.	Enter the 11 digit control number (located by the arrow in the box above).
4.	Follow the simple instructions to record your vote.
You are able to vote by Internet until 6:00 a.m. on May 7, 2015.

[FORM OF NOTICE TO BE SENT TO CERTAIN STOCKHOLDERS OF RECORD IN LIEU OF PAPER PROXY MATERIALS – PG. 2]

EXPLANATION OF NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with federal securities laws, Eastman has elected to make its proxy materials relating to its 2015 Annual Meeting of Stockholders available on the Internet to stockholders receiving the accompanying notice (the “Notice”). The purpose of Internet availability of proxy materials is to promote the use of the Internet as a reliable and cost-effective means of making proxy materials available to stockholders. The Company expects that it may realize significant cost savings related to the printing and distribution of proxy materials to stockholders by the use of the Internet.

The purpose of the Notice is to provide you with important instructions for obtaining the Company’s proxy materials. The Notice is NOT a form for voting. We encourage you to review all of the important information contained in the proxy materials before voting.

Although you have received the Notice and may access and review the proxy materials via the Internet, you may also elect to receive a paper or e-mail copy of the proxy materials. In order to receive a paper or e-mail copy of the proxy materials, you must specifically request a copy by following the instructions contained in the Notice.

If you choose to vote via the Internet, you must follow the instructions on the Notice regarding accessing the Company’s proxy materials via the Internet.

You may also attend the Annual Meeting and vote in person. If you choose to vote in person, you must obtain the admission ticket that is included with the electronic form of proxy (accessible through the Internet site contained in the Notice), and bring it with you to the Annual Meeting of Stockholders.

[FORM OF LETTER TO EMPLOYEE STOCKHOLDERS WHO HOLD SHARES THROUGH COMPANY PLANS]

Eastman Chemical Company
P.O. Box 431
Kingsport, Tennessee 37662-0431

David A. Golden
Senior Vice President, Chief Legal Officer
and Corporate Secretary
Phone: (423) 229-8329
FAX: (423) 224-9399
dgolden@eastman.com

March 20, 2015

Re:    2015 Annual Meeting Materials

Dear Fellow Eastman Employee and Stockholder:

Our 2015 Annual Meeting of Stockholders will be held on May 7, and it is important that your shares be represented. Again this year, all employees who own Eastman shares through the ESOP or Eastman Investment Plan will access the Notice and Proxy Statement for the Annual Meeting and Eastman’s Annual Report to Stockholders electronically on the Internet. Making these materials available to you electronically rather than by sending printed material in the mail significantly reduces the Company’s printing and postage expenses and reflects our continuing efforts to increase efficiency and reduce costs through the expanded use of technology.

To access the 2014 Annual Report and the Notice and Proxy Statement for the 2015 Annual Meeting, please go to www.ViewMaterial.com/EMN and click on the icon for each document. (If you like, you may use your Eastman employee account to access the Internet website and review the materials.) The business to be considered and voted upon at the Annual Meeting is explained in the Proxy Statement. Please review the Proxy Statement, and the Annual Report, before voting your shares. If you wish to receive a paper copy of the Annual Report and Proxy Statement, select “SendMaterial” and enter the 11-digit number in the box by the arrow on your proxy card.

It is important that your shares be represented and voted at the Annual Meeting. As explained on the enclosed proxy card, you can vote by proxy by Internet, by telephone, or by marking, signing, dating, and mailing your proxy card in the enclosed postage-paid envelope. Whether you choose to vote by computer, telephone, or proxy card, please vote as soon as possible. Your vote is important, regardless of the number of shares you own.

Thank you.

Yours very truly,

David A. Golden
Senior Vice President, Chief Legal Officer and Corporate Secretary